Exhibit 99.1

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2005

A.	Financial Highlights

Condensed Consolidated Balance Sheets
Consolidated Statements of Income
Operating Income
Three Months Ended March 31, 2005
Capitalization/ Book Value per Share

B.	Product Summary

Annuity Deposits by Product Type
Surrender Charge Protection and Fund Values by Product Type
Annuity Liability Characteristics
Spread Results

C.	Investment Summary

Summary of Invested Assets
Credit Quality of Fixed Maturity Securities
Watch List Securities and Aging of Gross Unrealized Losses
Mortgage Loans by Region and Property Type

D.	Shareholder Information

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

(Unaudited)

	March 31, 2005	December 31, 2004

Assets
Investments:
Fixed maturity securities:
Available for sale, at market	$3,035,187	$2,705,323
Held for investment, at amortized cost	4,223,362	4,098,493
Equity securities, available for sale, at market	35,313	38,303
Mortgage loans on real estate	1,070,532	959,779
Derivative instruments	122,100	148,006
Policy loans	365	362
Total investments	8,486,859	7,950,266

Cash and cash equivalents	30,804	66,542
Coinsurance deposits—related party	2,035,945	2,068,700
Accrued investment income	54,606	44,871
Deferred policy acquisition costs	774,130	713,021
Deferred sales inducements	190,794	159,467
Deferred income tax asset	64,591	56,142
Other assets	25,248	28,279
Total assets	$11,662,977	$11,087,288

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands)

(Unaudited)

	March 31, 2005	December 31, 2004

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves:	$10,308,170	$9,807,969
Other policy funds and contract claims	101,478	94,410
Other amounts due to related parties	28,865	31,955
Notes payable	282,409	283,375
Subordinated debentures	173,607	173,576
Amounts due under repurchase agreements	273,871	264,875
Other liabilities	177,293	125,585
Total liabilities	11,345,693	10,781,745

Stockholders’ equity:
Common Stock	38,375	38,360
Additional paid-in capital	215,891	215,793
Accumulated other comprehensive loss	(20,169)	(19,269)
Retained earnings	88,187	70,659
Total stockholders’ equity	317,284	305,543
Total liabilities and stockholders’ equity	$11,662,977	$11,087,288

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2005	2004
Revenues:
Traditional life and accident and health insurance premiums	$3,756	$4,386
Annuity and single premium universal life product charges	6,262	4,971
Net investment income	124,834	98,589
Realized gains on investments	232	379
Change in fair value of derivatives	(35,990)	5,815
Total revenues	99,094	114,140

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,632	3,075
Interest credited to account balances	61,482	85,081
Change in fair value of embedded derivatives	(18,591)	(16,376)
Interest expense on notes payable	4,139	505
Interest expense on subordinated debentures	3,046	2,118
Interest expense on amounts due under repurchase agreements	1,428	315
Amortization of deferred policy acquisition costs	16,666	14,966
Other operating costs and expenses	8,145	8,570
Total benefits and expenses	79,947	98,254

Income before income taxes and minority interest	19,147	15,886
Income tax expense	6,619	21,926
Income before minority interest	12,528	(6,040)
Minority interest	—	(326)

Net income (loss)	$12,528	$(5,714)

Earnings (loss) per common share	$0.33	$(0.15)
Earnings (loss) per common share - assuming dilution (a)	$0.29	$(0.12)
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	38,372	37,912
Earnings (loss) per common share - assuming dilution	43,665	43,210

(a)          The numerator for earnings (loss) per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $301 and $337 for the three months ended March 31, 2005 and 2004, respectively.

Operating Income
Three months ended March 31, 2005

	As Reported	Realized Gain and FIN 46 Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,756	$—	$—	$3,756
Annuity and single premium universal life product charges	6,262	—	—	6,262
Net investment income	124,834	173	—	125,007
Realized gains on investments	232	(232)	—	—
Change in fair value of derivatives	(35,990)	—	22,420	(13,570)
Total revenues	99,094	(59)	22,420	121,455

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,632	—	—	3,632
Interest credited to account balances	61,482	—	440	61,922
Change in fair value of embedded derivatives	(18,591)	—	18,591	—
Interest expense on General Agency Commission and Servicing Agreement	4,139	989	—	989
Interest expense on notes payable	—	(593)	—	3,546
Interest expense on subordinated debentures	3,046	—	—	3,046
Interest expense on amounts due under repurchase agreements	1,428	—	—	1,428
Amortization of deferred policy acquisition costs	16,666	—	1,821	18,487
Other operating costs and expenses	8,145	(24)	—	8,121
Total benefits and expenses	79,947	372	20,852	101,171

Income before income taxes	19,147	(431)	1,568	20,284
Income tax expense	6,619	(160)	549	7,008

Net income	$12,528	$(271)	$1,019	$13,276

Earnings per common share	$0.33			$0.35
Earnings per common share – assuming dilution	$0.29			$0.31

Capitalization/ Book Value per Share

	March 31, 2005	December 31, 2004
	(Dollars in thousands, except per share data)
Capitalization: (a)
Senior unsecured convertible notes	$260,000	$260,000
Subordinated debentures payable to subsidiary trusts	173,607	173,576
Total debt	433,607	433,576

Total stockholders’ equity	317,284	305,543

Total capitalization	750,891	739,119
Accumulated other comprehensive loss (AOCL)	20,169	19,269
Total capitalization excluding AOCL (b)	$771,060	$758,388

Total stockholders’ equity	$317,284	$305,543
Accumulated other comprehensive loss	20,169	19,269
Total stockholders’ equity excluding AOCL (b)	$337,453	$324,812

Common shares outstanding	38,375,157	38,360,343

Book Value per Share: (c)
Book value per share including AOCL	$8.27	$7.97
Book value per share excluding AOCL (b)	$8.79	$8.47

Debt-to-Capital Ratios: (b)
Senior debt / Total capitalization excluding AOCL	33.7%	34.3%
Adjusted debt / Total capitalization excluding AOCL (d)	41.6%	42.6%

(a)                                  Capitalization does not include the notes payable consolidated under FIN 46.

(b)                                 Total capitalization, total stockholders’ equity, book value per share and debt-to-capital ratios excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

(c)                                  Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

(d)                                 Subordinated debentures payable to subsidiary trusts (qualifying trust preferred securities) are treated as 100% equity, except to the extent the total amount outstanding exceeds 15% of total capitalization (including AOCL).

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2005	2004	2004
	(Dollars in thousands)
Index Annuities:
Index Strategies	$418,677	$209,797	$1,119,398
Fixed Strategy	201,585	61,459	545,630
	620,262	271,256	1,665,028
Fixed Rate Annuities:
Single-Year Rate Guaranteed	52,116	88,765	287,619
Multi-Year Rate Guaranteed	3,908	6,848	21,324
	56,024	95,613	308,943

Total before coinsurance ceded	676,286	366,869	1,973,971
Coinsurance ceded (a)	1,792	71,594	202,064

Net after coinsurance ceded	$674,494	$295,275	$1,771,907

(a)  All Multi-Year Rate Guaranteed annuity deposits are excluded from the coinsurance agreements.2004: 20% of all other annuity deposits received through July 31, 2004.

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at March 31, 2005

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	13.1	10.8	14.1%	$5,040,209	61.7%
Single-Year Fixed Rate Guaranteed Annuities	10.6	7.5	10.7%	1,783,032	21.8%
Multi-Year Fixed Rate Guaranteed Annuities	5.6	2.5	6.2%	1,346,677	16.5%

Total	11.5	8.9	12.3%	$8,169,918	100.0%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$196,483	$6,198
< 1 percent	—	218
1 percent	5,840	372
2 percent	12,099	4,811
3 percent	13,088	936
4 percent	23,409	7,468
5 percent	336,043	21,300
6 percent	479,519	57,556
7 percent	251,502	148,520
8 percent	213,210	134,759
9 percent	295,482	603,307
10 percent or greater	1,303,032	4,054,766
Total	$3,129,707	$5,040,211

APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,970,001	$4,974,549
Multi-year (3 - 5 years)	1,159,706	65,662
Total	$3,129,707	$5,040,211

ULTIMATE MINIMUM GUARANTEE RATE (3):
2 percent	—	$2,052
2.20 percent	75	5,533
2.25 percent (4)	211,986	1,355,387
3 percent	2,800,459	3,065,659
3.5 percent (5)	—	611,580
4 percent	117,187	—
Total	$3,129,707	$5,040,211

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (6) (7):

No differential	$108,025	—
› 0.0% - 0.5%	1,573,530	776,168
› 0.5% - 1.0%	60,210	646,799
› 1.0% - 1.5%	286,917	59,078
› 1.5% - 2.0%	30,570	267
› 2.0% - 2.5%	132,235	55
› 2.5% - 3.0%	312,405	—
Greater than 3.0%	625,815	—
Cumulative floor (3)	—	3,557,844
Total	$3,129,707	$5,040,211

(1)          In addition, $1,613,405 (52%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)          The contract features for 99% of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for the remaining 1% are reset every two years.

(3)          Index Annuities provide guarantees based on a cumulative floor over the term of the product.  Rates used to determine the cumulative floor may be applied to less than 100% of the annuity deposit received.

(4)          Products have a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(5)          Products have a guarantee of 3.50% for the first 5 years, & 3.00% thereafter.

(6)          Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(7)          Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 282 basis points.

Spread Results

	Q1 2005	Q1 2004	FY 2004
Average yield on invested assets	6.22%	6.33%	6.28%
Cost of money
Aggregate	3.70%	4.03%	3.90%
Average net cost of money for index annuities	3.32%	3.43%	3.37%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.34%	3.53%	3.47%
Multi-year rate guaranteed	5.49%	5.64%	5.57%

Investment spread:
Aggregate	2.52%	2.30%	2.38%
Index annuities	2.90%	2.90%	2.91%
Fixed rate annuities:
Annually adjustable	2.88%	2.80%	2.81%
Multi-year rate guaranteed	0.73%	0.69%	0.71%

Summary of Invested Assets

	March 31, 2005		December 31, 2004
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government and agencies	$6,107,579	72.1%	$5,730,894	72.1%
Public utilities	44,254	0.5%	44,849	0.6%
Corporate securities	419,851	4.9%	338,407	4.3%
Redeemable preferred stocks	45,761	0.5%	35,369	0.4%
Mortgage and asset-backed securities:
Government	249,005	2.9%	257,004	3.2%
Non-Government	392,099	4.6%	397,293	5.0%
Total fixed maturity securities	7,258,549	85.5%	6,803,816	85.6%
Equity securities	35,313	0.4%	38,303	0.5%
Mortgage loans on real estate	1,070,532	12.7%	959,779	12.0%
Derivative instruments	122,100	1.4%	148,006	1.9%
Policy loans	365	—	362	—
Total investments	$8,486,859	100.0%	$7,950,266	100.0%

Credit Quality of Fixed Maturity Securities

		March 31, 2005		December 31, 2004
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$6,987,813	96.3%	$6,585,322	96.8%
2	Baa	209,929	2.9%	162,298	2.4%
3	Ba	26,816	0.3%	20,555	0.3%
4	B	13,109	0.2%	14,124	0.2%
5	Caa and lower	13,559	0.2%	13,298	0.2%
6	In or near default	7,323	0.1%	8,219	0.1%
	Total fixed maturity securities	$7,258,549	100.0%	$6,803,816	100.0%

Watch List Securities - Aging of Gross Unrealized Losses - March 31, 2005

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Land O’Lakes Capital Securities 144A	$8,073	$(2,393)	$5,680	03/15/2028	51
Continental Air 2001-001-B	7,839	(1,134)	6,705	06/15/2017	31
Northwest Airlines Pass Thru Certificates 1999-1 Class C	7,901	(3,177)	4,724	08/01/2015	48
Pegasus Aviation 1999-1A C1	5,720	(3,045)	2,675	03/25/2029	43
	$29,533	$(9,749)	$19,784

Mortgage Loans by Region and Property Type

	March 31, 2005		December 31, 2004
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$201,430	18.9%	$196,805	20.5%
Middle Atlantic	74,084	6.9%	80,098	8.3%
Mountain	158,746	14.8%	148,608	15.5%
New England	50,320	4.7%	50,624	5.3%
Pacific	92,321	8.6%	84,860	8.8%
South Atlantic	190,684	17.8%	166,606	17.4%
West North Central	217,906	20.4%	165,041	17.2%
West South Central	85,041	7.9%	67,137	7.0%
Total mortgage loans	$1,070,532	100.0%	$959,779	100.0%

Property type distribution
Office	$309,958	28.9%	$296,995	30.9%
Medical Office	63,538	5.9%	65,396	6.8%
Retail	260,835	24.4%	218,133	22.7%
Industrial/Warehouse	260,824	24.4%	236,835	24.7%
Hotel	34,672	3.2%	25,652	2.7%
Apartments	65,205	6.1%	44,984	4.7%
Mixed use/other	75,500	7.1%	71,784	7.5%
Total mortgage loans	$1,070,532	100.0%	$959,779	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations	D. J. Noble, Chairman
(515) 273-3551, drichardson@american-equity.com	(515) 457-1703, dnoble@american-equity.com

John M. Matovina, Vice Chairman

(515) 273-3552, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend Declared
	High	Low	Close
2005
First Quarter	$12.92	$10.14	$12.79	$0.00

2004
First Quarter	$13.15	$10.05	$12.85	$0.00
Second Quarter	$13.10	$9.75	$9.95	$0.00
Third Quarter	$10.22	$8.79	$9.49	$0.00
Fourth Quarter	$11.00	$9.41	$10.77	$0.02

Transfer Agent:	Analyst Coverage:

EquiServe	Steven Schwartz	Elizabeth C. Malone
P.O. Box 43010	Raymond James Financial, Inc.	Advest, Inc.
Providence, RI 02940	(312) 612-7686	(301) 774-3782
Phone: (877) 282-1169	steven.schwartz@raymondjames.com	elizabeth.malone@advest.com
Fax: (781)838-8813
clientresearch@equiserve.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515) 457-1704 by visiting our web site at www.american-equity.com.